Restructuring Charges	12 Months Ended
Dec. 31, 2011
Restructuring Charges [Abstract]
RESTRUCTURING CHARGES
21.	RESTRUCTURING CHARGES

The Company’s key transportation clients are continuing to exercise a significant amount of caution in granting new infrastructure projects or entering into extensions of existing commitments, as well as placing certain funded projects on hold. As a result, in the second and third quarters of 2011, the Company announced and implemented reduction in force programs.

For the year ended December 31, 2011, the Company paid and recognized charges related to the reduction in force under the caption “Selling, general and administrative expenses” in the Consolidated Statement of Income totaling approximately $2.2 million, which includes severance payments and COBRA subsidy medical benefits provided to severed employees. This amount was recorded at the Corporate level then allocated to the Federal and Transportation segments based on direct labor. In addition, other savings initiatives were put in place that included a reduction in a portion of the employer match for the Michael Baker Corporation 401(k) Plan for the remainder of the year, a delay in annual salary increases until the end of the third quarter of 2011 and the elimination of benefits for certain reduced-work-schedule employees. The reduction in force programs are complete and the Company does not anticipating incurring any additional restructuring charges in 2012.